UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2014

APPLE HOSPITALITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple Hospitality REIT, Inc. (“Apple Hospitality”) hereby amends Item 9.01 of its Current Report on Form 8-K dated March 1, 2014 and filed (by the required date) on March 5, 2014 for the purpose of filing certain financial statements and information in accordance with Item 9.01(a) and (b).

Item 9.01                      Financial Statements and Exhibits

a.           Financial statements of businesses acquired

The audited consolidated financial statements of Apple REIT Seven, Inc. (“Apple Seven”) as of December 31, 2012 and 2011 and for each of the years in the three year period ended December 31, 2012 are included in Apple Seven’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the Securities and Exchange Commission (“SEC”) on March 6, 2013 and in its Form 8-K reclassifying certain information to discontinued operations filed with the SEC on September 9, 2013, both of which are incorporated herein by reference. The unaudited consolidated financial statements of Apple Seven as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012 are included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, which is incorporated herein by reference.

The audited consolidated financial statements of Apple REIT Eight, Inc. (“Apple Eight”) as of December 31, 2012 and 2011 and for each of the years in the three year period ended December 31, 2012 are included in Apple Eight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 7, 2013, which is incorporated herein by reference. The unaudited consolidated financial statements of Apple Eight as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012 are included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 filed with the SEC on November 6, 2013, which is incorporated herein by reference.

b.           Pro forma financial information

The unaudited pro forma condensed consolidated financial statements of Apple Hospitality as of and for the nine month period ended September 30, 2013 and for the year ended December 31, 2012, giving effect to the mergers of Apple Seven into Apple Seven Acquisition Sub, Inc., a wholly-owned subsidiary of Apple Hospitality, and Apple Eight into Apple Eight Acquisition Sub, Inc., a wholly-owned subsidiary of Apple Hospitality, are filed herewith as Exhibit 99.1 and incorporated into this Item 9.01(b) by reference.

d.           Exhibits

Exhibit 99.1 –	Unaudited pro forma condensed consolidated financial statements of Apple Hospitality as of and for the nine month period ended September 30, 2013 and for the year ended December 31, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE HOSPITALITY REIT, INC.

Date: May 6, 2014                                                                By:           /s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer